BARON

FUNDS®

BARON SELECT FUNDS

Supplement to the Statement of Additional Information dated April 30, 2025

Effective July 19, 2025, the Statement of Additional Information (“SAI”) dated April 30, 2025 of Baron Select Funds in respect of Baron Focused Growth Fund (the “Fund”) is modified as follows:

The second bullet point contained in the section “Description of the Funds and their Investments and Risks-Investment Strategies and Risks” on page 3 of the SAI is replaced in its entirety by the following:

•

Baron Focused Growth Fund, under normal circumstances, invests at least 60% of its net assets in equity securities of small- and mid-sized growth companies with market capitalizations up to the largest market cap stock in the Russell Midcap Growth Index at reconstitution. This percentage is measured at the time of purchase. At the last reconstitution by Russell on July 1, 2024, the largest market cap stock in the Russell Midcap Growth Index was $61.628 billion.

Dated: May 20, 2025

STICKER-SAI 5/20/2025